Fair Value Measurements - Schedule of Company’s Assets and Liabilities that are Measured at Fair Value on a Recurring Basis (Details) - Level [Member] - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Forward purchase agreement asset [Member]
Assets:
Fair value measured Assets		$ 155
SEPA put rights asset [Member]
Assets:
Fair value measured Assets	13	188
Embedded derivative liability [Member]
Liabilities:
Fair value measured Liabilities	$ 93	$ 80